UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2017

Audentes Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37833	46-1606174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 California Street, 17th Floor San Francisco, California		94108
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 818-1001

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

On September 21, 2017, Audentes Therapeutics, Inc. (the “Company”) announced it has commenced dosing of patients in ASPIRO, a Phase 1/2 clinical trial of AT132 for the treatment of X-Linked Myotubular Myopathy (XLMTM).  A copy of the press release issued by the Company related to this announcement is attached hereto as Exhibit 99.1.  ASPIRO is a multicenter, multinational, open-label, ascending dose study to evaluate the safety and preliminary efficacy of AT132 in approximately twelve XLMTM patients less than five years of age.  Preliminary data from ASPIRO is expected to be available in the fourth quarter of 2017.

On September 27, 2017, the Company announced that the U.S. Food and Drug Administration (FDA) has granted Rare Pediatric Disease and Fast Track designations for AT132 for the treatment of XLMTM.  In addition to these two new designations, AT132 has also received Orphan Drug designation from both the FDA and European Medicines Agency.  A copy of the press release issued by the Company related to this announcement is attached hereto as Exhibit 99.2.

On September 27, 2017, the Company presented the preliminary data from INCEPTUS in the investor presentation attached hereto as Exhibit 99.3. INCEPTUS is a prospective natural history run-in study intended to characterize the clinical condition of children with XLMTM, identify subjects for potential enrollment in ASPIRO, and serve as a longitudinal baseline and within-patient control for ASPIRO.

The Company plans to present the information in the investor presentation attached hereto as Exhibit 99.4 at the LEERINK Partners Roundtable Series: Rare Disease & Immuno-Oncology Conference on September 27, 2017.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit

Number      Description

99.1              Press Release issued by Audentes Therapeutics, Inc. dated September 21, 2017.

99.2              Press Release issued by Audentes Therapeutics, Inc. dated September 27, 2017.

99.3              Investor Presentation (INCEPTUS).

99.4              Investor Presentation (LEERINK Conference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Audentes Therapeutics, Inc.

Date: September 27, 2017	By:	/s/ Thomas Soloway
Thomas Soloway
Chief Financial Officer